September 22, 2006
MELLON FUNDS TRUST
-Mellon International Fund
-Mellon Emerging Markets Fund
-Mellon Balanced Fund
-Mellon Bond Fund
-Mellon Intermediate Bond Fund
-Mellon National Intermediate Municipal Bond Fund
-Mellon National Short-Term Municipal Bond Fund
-Mellon Massachusetts Intermediate Municipal Bond Fund
-Mellon Pennsylvania Intermediate Municipal Bond Fund
-Mellon Money Market Fund
-Mellon National Municipal Money Market Fund
-Mellon Income Stock Fund

Supplement to Prospectus
dated December 30, 2005

     The following information supplements and supersedes any contrary information contained in the section of the Trust’s Prospectus entitled “Management”:

     Daniel B. LeVan, CFA, has been a portfolio manager of the Mellon International Fund and Mellon Emerging Markets Fund since September 2006. Mr. LeVan also is a portfolio manager at Dreyfus. He is also a senior vice president of The Boston Company Asset Management, LLC, an affiliate of Dreyfus, which he joined in July 2003. He was formerly a vice president of Standish Mellon Asset Management Company LLC, a subsidiary of Mellon Financial Corporation and an affiliate of Dreyfus, where he was a lead portfolio manager for global, international and European small-cap portfolios from 1994 to 2003.

     Jeremy N. Baker, CFA, has been a primary portfolio manager of the Mellon National Short-Term Municipal Bond Fund and Mellon Pennsylvania Intermediate Municipal Bond Fund and a portfolio manager at Dreyfus since March 2006. Mr. Baker is also a vice president of Mellon Trust of New England, N.A., an affiliate of Dreyfus, which he joined in September 2002. Prior to joining Mellon Trust of New England, N.A., he was employed by T. Rowe Price from 1991-2002, most recently as a bond trader and assistant vice president of the firm’s fixed-income division.

     Lawrence R. Dunn, CFA, has been a portfolio manager of the Mellon Short-Term U.S. Government Securities Fund since its inception in October 2000 and a portfolio manager at Dreyfus since November 1995. Mr. Dunn is also an assistant vice president of Mellon Bank, N.A., which he joined in April 1990.

     John F. Flahive, CFA, has been a portfolio manager of the Mellon National Intermediate Municipal Bond Fund since its inception in October 2000, of the Mellon Massachusetts Intermediate Municipal Bond Fund since its inception in September 2002 and of the Mellon Bond Fund since August 2005. He also has been a portfolio manager of the Mellon Balanced Fund, Mellon Intermediate Bond Fund, Mellon Money Market Fund and Mellon National Municipal Money Market Fund since March 2006 and a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Mellon Trust of New England, N.A., which he joined in October 1994.

     Mary Collette O’Brien, CFA, has been a portfolio manager of the Mellon Pennsylvania Intermediate Municipal Bond Fund since its inception in October 2000, a portfolio manager of the Mellon National Intermediate Municipal Bond Fund and Mellon Massachusetts Intermediate Municipal Bond Fund since March 2006 and a portfolio manager at Dreyfus since July 1996. She is also a vice president of Mellon Bank, N.A. and Mellon Trust of New England, N.A., which she joined in April 1995.

     The references concerning Remi J. Browne with respect to Mellon International Fund and Mellon Emerging Markets Fund, to Lawrence R. Dunn with respect to Mellon Balanced Fund and Mellon Intermediate Bond Fund, to Mary Collette O’Brien with respect to Mellon National Short-Term Municipal Bond Fund and to John F. Flahive with respect to Mellon Pennsylvania Intermediate Municipal Bond Fund in the section entitled “Management” are deleted because they are no longer portfolio managers of their respective funds.

     The following information supplements and supersedes the first paragraph contained in the section of the Prospectus entitled “Goal/Approach” with respect to Mellon Income Stock Fund:

     The fund seeks total return (consisting of capital appreciation and income). This objective may be changed without shareholder approval.To pursue its goal, the fund normally invests at least 80% of its assets in stocks.The fund seeks to focus on dividend-paying stocks and other investments and investment techniques that provide income. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. The fund will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Russell 1000 Value Index. The fund’s stock investments may include common stocks, preferred stocks, convertible securities and American Depositary Receipts (ADRs), including those purchased in initial public offerings. The fund also may invest in fixed-income securities and money market instruments.

     The following information supplements the information contained in the section of the Prospectus entitled “Goal/Approach” with respect to Mellon Income Stock Fund:

     The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position an underlying asset, to increase returns or income, or as part of a hedging strategy.

(Continued on Reverse Side)

     The following information supplements the information contained in the section of the Prospectus entitled “Goal/Approach — Concepts to understand” with respect to Mellon Income Stock Fund:

     Convertible securities: securities that have characteristics similar to both fixed-income and equity securities.The fund considers convertible securities in which it invests to be equity securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.

Preferred stock: a class of capital stock that typically pays dividends at a specified rate.

     Options contracts: contracts that grant one party a right, for a price, either to buy or sell a security at a fixed price during a specified period or on a specified day. An option written by the fund is covered when the fund owns the underlying security or it segregates liquid assets to cover its obligation.

     The following information supplements the information contained in the section of the Prospectus entitled “Main Risks” with respect to Mellon Income Stock Fund:

• Preferred stock risk. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock.

• Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible secu-
rities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion fea-
ture, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible secu-
rities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

• Derivatives risk. The fund may use derivative instruments, including, but not limited to, options, futures and options on futures (including those relating to securities and indexes). A small investment in derivatives could have a poten-
tially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.

Additionally, some derivatives the fund may use involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index).This economic lever-
age will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. The fund may be required to segregate per-
missible liquid assets to cover its obligations relating to its purchase of derivative instruments.

     The following information supplements the information contained in the section of the Prospectus entitled “Main Risks — Other potential risks” with respect to Mellon Income Stock Fund:

     Any investment in fixed-income securities will be subject primarily to interest rate and credit risks. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, to the extent the fund invests in bonds, the fund’s share price. The longer the effective maturity and duration of these investments, the more likely the fund’s share price will react to interest rates. Credit risk is the risk that the issuer of the security will fail to make timely interest or principal payments, and includes the possibility that any of the fund’s fixed-income investments will have its credit rating downgraded.

MFTs0906